UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 20, 2007

Grubb & Ellis Healthcare REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-133652	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01 Financial Statements and Exhibits.

We previously filed a Form 8-K, or the Form 8-K, on November 27, 2007, reporting our acquisition of the Tucson Medical Office Portfolio, located in Tucson, Arizona, as described in such Form 8-K. We also filed a Form 8-K/A, Amendment No. 1, on November 29, 2007 to amend the Form 8-K. We are filing this Form 8-K/A, Amendment No. 2, to provide the financial information required by Item 9.01.

(a) Financial statements of businesses acquired.

The financial statements required by Item 9.01(a) are incorporated herein by reference to pages F-127 through F-131 of our prospectus dated December 14, 2007 and filed in Post-Effective Amendment No. 5 to Grubb & Ellis Healthcare REIT, Inc.’s Registration Statement on Form S-11 (File No. 333-133652), which was filed with the Securities and Exchange Commission on December 14, 2007.

(b) Pro forma financial information.

The financial statements required by Item 9.01(b) are incorporated herein by reference to pages F-137 through F-143 of our prospectus dated December 14, 2007 and filed in Post-Effective Amendment No. 5 to Grubb & Ellis Healthcare REIT, Inc.’s Registration Statement on Form S-11 (File No. 333-133652), which was filed with the Securities and Exchange Commission on December 14, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT, Inc.

January 10, 2008	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer and President